UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)		78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of PricewaterhouseCoopers LLP
Annual Combined Financial Statements
Unaudited Quarterly Combined Financial Statements
Unaudited Pro Forma Combined Condensed Financial Statements

Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 10, 2007, Tesoro Corporation (the “Company”) reported in a Current Report on Form 8-K the completion of its acquisition from Shell Oil Products US of a 100,000 barrel per day (“bpd”) refinery and a 42,000 bpd refined products terminal located south of Los Angeles, California along with 278 Shell-branded retail stations located throughout Southern California (collectively, the “Los Angeles Assets”). The Current Report dated May 10, 2007 is hereby amended to include the audited combined financial statements of the Los Angeles Assets and related pro forma financial information for the transactions (as defined in Exhibit 99.3) as required under Item 9.01 of Form 8-K. The Los Angeles Assets audited combined financial statements as of and for the year ended December 31, 2006 are filed as Exhibit 99.1 to this Current Report on Form 8-K and the related unaudited combined financial statements as of and for the period ended March 31, 2007 and 2006 are filed as Exhibit 99.2 to this Current Report on Form 8-K and each is incorporated herein by reference. The unaudited pro forma combined condensed financial statements for the transactions (as defined in Exhibit 99.3) as of and for the period ended March 31, 2007 and for the year ended December 31, 2006 are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.
9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
99.1	Annual Combined Financial Statements of the Shell Los Angeles Refinery and Other Associated Assets.

99.2	Quarterly Unaudited Combined Financial Statements of the Shell Los Angeles Refinery and Other Associated Assets.
(b) Pro Forma Financial Information
99.3	Unaudited Pro Forma Combined Condensed Financial Statements.
(d) Exhibits
23.1	Consent of PricewaterhouseCoopers LLP.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 21, 2007

TESORO CORPORATION
By:	/s/ GREGORY A. WRIGHT
Gregory A. Wright
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Annual Combined Financial Statements of the Shell Los Angeles Refinery and Other Associated Assets.

99.2	Quarterly Unaudited Combined Financial Statements of the Shell Los Angeles Refinery and Other Associated Assets.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements.

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